UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2025
Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 22, 2025, US Foods Holding Corp. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). As of March 25, 2025, the Company’s record date, there were a total of 230,517,399 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 219,917,528 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. For more information about the following proposals, see the Company’s proxy statement, dated April 8, 2025.

The number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, with respect to each matter voted upon are set forth below.

1.The following individuals were elected at the Annual Meeting to serve until the 2025 annual meeting of stockholders, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Cheryl A. Bachelder	210,047,565	1,573,393	132,561	8,164,009
David W. Bullock	211,505,274	115,204	133,041	8,164,009
David E. Flitman	211,498,503	132,648	122,368	8,164,009
Marla Gottschalk	210,619,578	812,447	321,494	8,164,009
Carl Andrew Pforzheimer	211,509,467	110,204	133,848	8,164,009
Quentin Roach	210,532,471	1,087,867	133,181	8,164,009
David M. Tehle	210,466,719	1,153,177	133,623	8,164,009
Ann E. Ziegler	204,658,867	6,962,231	132,421	8,164,009

2.The proposal to approve the Company's named executive officer compensation on a non-binding advisory basis was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
202,729,237	8,658,004	366,278	8,164,009

3.The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
218,262,362	1,454,227	200,939	—

4.The non-binding stockholder proposal entitled, “Stockholder Proposal to Adopt a Right to Call a Special Stockholder Meeting at a 15% Aggregate Ownership Threshold” was approved on an advisory basis by the following votes:

For	Against	Abstain	Broker Non-Votes
181,258,152	21,670,115	8,825,052	8,164,009

NATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.
Dated: May 23, 2025
	By:	/s/ Martha Ha
	Name:	Martha Ha
	Title:	EVP, General Counsel and Corporate Secretary